UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

Fractyl Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41942	27-3553477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Van de Graaff Drive Suite 200
Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 902-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GUTS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 29, 2026, Fractyl Health, Inc. (the “Company” or “Fractyl”) issued a press release announcing 6-month interim results from its REMAIN-1 Midpoint Cohort, a distinct patient cohort assessing the potential of the Revita DMR System (“Revita”) to maintain weight loss after GLP-1 discontinuation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As described in the accompanying press release, the Company will host a conference call and live audio webcast today, January 29, 2026 at 8:00 a.m., Eastern Time, to discuss the presentation of data described above.

The live audio webcast may be accessed through the “Events” section of the Company’s website at ir.fractyl.com. A copy of the presentation to be used by the Company during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The Company’s website and any information contained on the Company’s website are not incorporated into this Current Report on Form 8-K.

Item 8.01 Other Events.

On January 29, 2026, the Company reported 6-month data from its REMAIN-1 Midpoint Cohort, a blinded, sham-controlled study evaluating Revita® for weight maintenance following GLP-1 drug discontinuation.

Key Six-Month Findings

Data reflect outcomes through 6 months of follow-up. The REMAIN-1 Midpoint Cohort is ongoing, with 12-month randomized data expected in Q3 2026. The Midpoint Cohort was not designed to be sufficiently powered for efficacy analysis, and p-values are provided to describe the strength and consistency of observed treatment effects.

Strong, continued weight maintenance benefit in patients with above median GLP-1 induced weight loss:

•
Across the prespecified efficacy population (n=40, with five participants excluded per protocol due to diet and lifestyle noncompliance and only included in the safety population), Revita-treated patients experienced a 4.5% weight regain vs 7.5% in the sham arm at 6 months (p=0.07, one-sided), consistent with meaningful and sustained attenuation of the expected post-GLP-1 rebound trajectory.
•
An exploratory analysis of patients who achieved above median weight loss during GLP-1 run-in (n=20) showed that Revita-treated participants experienced 4.2% weight regain versus 13.3% with sham at 6 months, corresponding to an approximately 70% relative reduction in post-GLP-1 weight regain (LS mean difference -9.1%; p=0.004, one-sided).
•
As expected, treatment-by-run-in weight loss interaction terms suggested a meaningful relationship between degree of GLP-1-associated weight loss and the magnitude of Revita benefit.

Supportive cardiometabolic and appetite-related exploratory endpoint results consistent with observed weight maintenance:

•
Revita-treated patients demonstrated improvements in cardiometabolic lipid parameters versus sham at 6 months, including increased HDL cholesterol (15.5 vs 3.9 mg/dL; p=0.01, one-sided) and reduced triglyceride-to-HDL ratio (-0.2 vs +0.4; p=0.03, one-sided), indicating improved metabolic regulation following GLP-1 discontinuation.
•
Patient-reported outcomes showed meaningful reductions in sweet-food craving versus sham (1.8 vs 3.4; p=0.04, one-sided), supporting a gut-mediated mechanism for attenuated post-GLP-1 appetite drive and weight regain.

Excellent safety and tolerability:

•
Revita continued to demonstrate a favorable safety and tolerability profile through six months, with no treatment-emergent serious adverse events related to the device or procedure, no study discontinuations due to adverse events
•
No new related adverse events were observed between 3- and 6-month follow up.

Progress in US Regulatory Strategy

Based on ongoing interactions with the U.S. Food and Drug Administration (FDA) and the encouraging safety and tolerability profile observed to date, Fractyl requested feedback from the FDA on potentially reclassifying Revita under the De Novo pathway, rather than a Premarket Approval (PMA). The De Novo pathway is intended for novel medical devices with low-to-moderate risk profiles and may enable a more efficient, risk-based regulatory review process. The Company expects FDA feedback on the De Novo request in the second quarter of 2026.

Advancing Toward Value-Driving Catalysts in 2026:

Fractyl is advancing toward multiple anticipated clinical and regulatory milestones across its REMAIN-1 weight maintenance program, supporting a clear and sequential path toward pivotal readout and potential U.S. regulatory submission:

•
February 2026: Complete randomizations in REMAIN-1 Pivotal Cohort
•
Q2 2026: FDA feedback on De Novo pathway request
•
Q2 2026: 1-year REVEAL-1 Cohort data
•
Q3 2026: 1-year REMAIN-1 Midpoint Cohort randomized data
•
H2 2026: Topline 6-month randomized data from REMAIN-1 Pivotal Cohort
•
H2 2026: Potential FDA filing in post-GLP-1 weight maintenance

Cautionary Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact are forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, without limitation, statements regarding the promise and potential impact of the Company’s product candidates, including Revita’s potential for preserving weight loss after GLP-1 drug discontinuation; the design, initiation, timing and results of clinical enrollment and any clinical studies or readouts, including readouts from the REMAIN-1 Midpoint Cohort; the potential treatment population or benefits for any of the Company’s product candidates or products; the Company’s regulatory strategy, including potential benefits of the De Novo pathway; the Company’s strategic and product development objectives and goals, including with respect to enabling long-term control over obesity and type 2 diabetes without the burden of chronic therapies, redefining the future of metabolic disease treatment, and positioning the Company at the forefront of the global opportunity for metabolic care or a late-stage, pre-commercial company poised to redefine metabolic care; and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the Securities and Exchange Commission on November 12, 2025 and in the Company’s other filings with the SEC. These forward-looking statements are based on management’s current estimates and expectations. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description
99.1	Press Release dated January 29, 2026
99.2	Conference Call Presentation dated January 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fractyl Health, Inc.

Date:	January 29, 2026	By:	/s/ Harith Rajagopalan
Harith Rajagopalan, M.D., Ph.D. Co-Founder, Chief Executive Officer and Director (Principal Executive Officer)